Exhibit 10.17

TEXAS INDUSTRIES. INC

Common Stock Award Plan

Purpose

The Stock Award Plan is designed to provide on-going recognition from Senior Management and the Company’s Board of Directors to a small number of employees each year. The individuals receiving an award are highly regarded for their potential contributions to the success of the Company.

Eligibility For An Award

Any employee of Texas Industries, Inc., including majority owned subsidiaries, is eligible to receive an award. However, it is intended that the majority of the awards will be granted to: (a) younger supervisory and management employees who have been judged to have management potential well beyond their present position and (b) new employees recently hired or promoted as an officer or in another key position in the Company.

Form Of Award

Awards are granted in common stock equivalents of TXI.

Anti-Dilution

The number of shares awarded will be adjusted in case of stock dividends, splits or recapitalization.

Approval And Timing Of Award Grants

TXI Board of Directors will approve awards from recommendations made by management at the annually scheduled board meeting in October.

Amount Of Award

The number of shares that are awarded is determined by dividing the price of the stock (rounded to the nearest number divisible by five) into $15,000 and $20,000 and averaging to a number of shares ending with a zero.

Eligibility For Distribution

Employee must remain employed by TXI from the time of the grant of the award until distribution occurs. Vesting of the full award occurs at age 70 or upon retirement after age 59, whichever occurs first, provided the employee has remained in the continuous employment of the Company. A partial award distributed earlier becomes the property of the awardee at the time of distribution and is not subject to forfeiture.

Common Stock Award Plan

Partial Distribution

During the calendar year in which the awardee attains the age shown below, a portion of the share equivalents awarded to him/ her will be distributed as follows:

Age	Portion of Remaining Shares To Be Distributed
30	1/7
35	1/6
40	1/5
45	1/4
50	1/3
55	1/2
60	1/2
70	1/5
71	1/4
72	1/3
73	1/2
74	1/1

Form Of Distribution

At the Company’s option, distribution will be in the form of TXI common stock, cash based upon the market value at the time of distribution, or a combination of the two. Shares, as distributed, may be subject to any Securities Laws restrictions then applicable.

Forfeiture Of Awards

The awardee leaving the employment of the Company for any reason including death, immediately forfeits the remaining undistributed portion of the award to which he would otherwise be entitled.

TEXAS INDUSTRIES, INC.

Executive Offices

8100 Carpenter Freeway Dallas, Texas 75847

Robert D. Rogers

        President

November 3, 1978

PERSONAL

Mr. T. A. Valenta

312-A Old Sterlington Road

Monroe, Louisiana 71203

Dear Tommy:

It is a pleasure to inform you that on October 17th, the Board of Directors granted you a 500 share Common Stock Award.

This award has many similarities to a stock option, an exception being that you need not pay in order to receive the benefits. However, to get the full benefit, you must remain in the continuous employ of the Company until you reach age 70 or until retirement after age 59, whichever occurs first. Between now and then, portions of the award will be distributed to you during the calendar year in which you attain the ages shown on the attached schedule.

The particulars of your award are also shown on the attached. Please feel free to contact Glen Adams about the security aspects, Fergus Walker about the financial aspects, or me about any questions you may have. I hope that this gift will serve as tangible evidence that highly effective contributing management will have an opportunity to make their careers with TXI without financial sacrifice.

You should be very proud to be a recipient of a FY 1979 Common Stock Award. Please acknowledge your receipt and understanding by returning a signed copy of this letter to me.

Sincerely,

/s/ Bob

RDR/mar

Enclosure

Acknowledged and Agreed this

22nd day of November, 1978.

/s/ Tommy A. Valenta
Tommy A. Valenta

TEXAS INDUSTRIES, INC.

Executive Offices

8100 Carpenter Freeway Dallas, Texas 75847

Robert D. Rogers

        President

October 24, 1980

PERSONAL

Mr. Tommy A. Valenta

2305 Valencia

Monroe, Louisiana 71201

Dear Tommy:

It is a pleasure to inform you that on October 21st, the Board of Directors granted you a 600 share Common Stock Award.

This award has many similarities to a stock option, an exception being that you need not pay in order to receive the benefits. However, to get the full benefit, you must remain in the continuous employ of the Company until you reach age 70 or until retirement after age 59, whichever occurs first. Between now and then, portions of the award will be distributed to you during the calendar year in which you attain the ages shown on the attached schedule.

The particulars of your award are also shown on the attached. Please feel free to contact Glen Adams about the security aspects, Fergus Walker about the financial aspects, or me about any questions you may have. I hope this gift will serve as tangible evidence that highly effective, contributing management will have an opportunity to make their careers with TXI without financial sacrifice.

You should be very proud to be a recipient of a FY 1981 Common Stock Award. Please acknowledge your receipt and understanding by returning a signed copy of this letter to me.

Sincerely,

/s/ Bob

/mar

Enclosure

Acknowledged and Agreed this

12th day of November, 1980.

/s/ Tommy A. Valenta
Tommy A. Valenta

TEXAS INDUSTRIES, INC.

Executive Offices

8100 Carpenter Freeway Dallas, Texas 75847

Robert D. Rogers

        President

October 24, 1985

PERSONAL

Mr. Tommy A. Valenta

16407 Lauder Lane

Dallas, TX 75248

Dear Tommy:

It is a pleasure to inform you that on October 15th the Board of Directors granted you a 750 share Common Stock Award.

This award has many similarities to a stock option, an exception being that you need not pay in order to receive the benefits. However, to get the full benefit, you must remain in the continuous employ of the Company until you reach age 70 or until retirement after age 59, whichever occurs first. Between now and then portions of the award will be distributed to you during the calendar year in which you attain they ages shown on the attached schedule.

The full particulars of your award are shown an the attached. Please feel free to contact Bob Moore about the security aspects, Ken Darden about the financial aspects, or me about any questions you may have. I hope this gift will serve as tangible evidence that highly effective, contributing management will have an opportunity to make their careers with TXI without financial sacrifice.

You should be very proud to be a recipient of a FY 1986 Common Stock Award. Please acknowledge your receipt and understanding by returning a signed copy of this letter to me.

Sincerely,

/s/ Bob

/mar

Enclosure

Acknowledged and Agreed this

11th day of November, 1985.

/s/ Tommy A. Valenta
Tommy A. Valenta

TEXAS INDUSTRIES, INC.

Executive Offices

8100 Carpenter Freeway Dallas, Texas 75847

Robert D. Rogers

        President

October 29, 1984

PERSONAL

Mr. William H. Dickert

1104 Stoney Creek Drive

Cedar Hill, Texas 75104

Dear Bill:

It is a pleasure to inform you that on October 16th, the Board of Directors granted you a 750 share Common Stock Award.

This award has many similarities to a stock option, an exception being that you need not pay in order to receive the benefits. However, to get the full benefit, you must remain in the continuous employ of the Company until you reach age 70 or until retirement after age 59, whichever occurs first. Between now and then, portions of the award will be distributed to you during the calendar year in which you attain the ages shown on the attached schedule.

The full particulars of your award are shown on the attached. Please feel free to contact Joe Nelson about the security aspects, Ken Darden about the financial aspects, or me about any questions you may have. I hope this gift will serve as tangible evidence that highly effective, contributing management will have an opportunity to make their careers with TXI without financial sacrifice.

You should be very proud to be a recipient of a FY 1985 Common Stock Award. Please acknowledge your receipt and understanding by returning a signed copy of this letter to me.

Sincerely,

/s/ Bob

/mar

Enclosure

Acknowledged and Agreed this

29th day of November, 1984.

/s/ William H. Dickert
William H. Dickert